

CareCloud

Q3 2021 Results

Nasdaq Global Market: MTBC, MTBCP

Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "anticipate", "believe", "continue", "could", "estimate", "expect", "goals", "intend", "likely", "may", "might", "plan", "potential", "predict", "project", "should", "will" or the negative of these terms or other comparable terminology.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management's expectations for future financial performance and operating expenditures, including our ability to continue as a going concern, to raise additional capital and to succeed in our future operations, expected growth, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are only current predictions and subject to substantial known and unknown risks, uncertainties, and other factors which may cause our (or our industry's) actual results, levels of activity or performance to be materially different from those anticipated by such statements. These factors include our ability to:

- Manage our growth, including acquiring, partnering with, and effectively integrating acquired businesses into our infrastructure and avoiding legal exposure and liabilities associated with acquired companies and assets;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Maintain operations in Pakistan and Sri Lanka in a manner that continues to enable us to offer competitively priced products and services;
- Keep pace with a rapidly changing healthcare industry;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards and third-party software platforms and technologies, and protect and enforce all of these and other intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as Executive Chairman and A. Hadi Chaudhry as Chief Executive Officer, all of which are critical to our ongoing operations, growing our business and integrating of our newly acquired businesses;
- Comply with covenants contained in our credit agreement with our senior secured lender, Silicon Valley Bank and other future debt facilities;
- Pay our monthly preferred dividends to the holders of our Series A Preferred Stock;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have;
- Respond to the uncertainty resulting from the ongoing COVID-19 pandemic and the impact it may have on our operations, the demand for our services, and economic activity in general; and
- Keep and increase market acceptance of our products and services.

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In our earnings releases, prepared remarks, conference calls, slide presentations, and webcasts, we may use or discuss non-GAAP financial measures, as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in the Appendix to this presentation. Our earnings press releases containing such non-GAAP reconciliations can be found in the Investor Relations section of our web site at ir.carecloud.com.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Hosts for CareCloud Third Quarter 2021 Earnings Call

Mahmud Haq	Executive Chairman
A. Hadi Chaudhry	CEO and President
Stephen Snyder	Chief Strategy Officer
Bill Korn	Chief Financial Officer
Kim Blanche	General Counsel



Hadi Chaudhry

CEO and President



TUES
12
MIPS PERFORMANCE
Quality
Cost
IA
52%
63%
42%
DIAGNOSES
M19.029
Primary Osteoarthritis
Uns Elbow
MONTHLY COLLECTIONS
$67,474.23
12%
LAST MONTH

medSR

Bettering healthcare through premier IT and operations consulting

medSR brings together the power of industry experts and cutting-edge technology to transform healthcare organizations.

CareCloud

conductor

CareCloud Connector

CareCloud CollectiveIQ

CareCloud

connector


TUES

CareCloud

collectiveIQ



CareCloud



Stephen Snyder

Chief Strategy Officer


TUES
12
MIPS PERFORMANCE
Quality 52%
Cost 63%
IA 42%
See Trends
MONTHLY COLLECTIONS
$67,474.23
JANUARY
12%
LAST MONTH
DIAGNOSES
M19.029
Primary Osteoarthritis
Uns Elbow
4
5
2

CareCloud



Bill Korn

Chief Financial Officer


TUES
12
MIPS PERFORMANCE
Quality
Cost
IA
52%
63%
42%
DIAGNOSES
M19.029
Primary Osteoarthritis
Uns Elbow
MONTHLY COLLECTIONS
$67,474.23
JANUARY
12%
LAST MONTH

Q3 2021 Highlights

CareCloud

Record

Revenue +21%



$31.6
$38.3
Q3 2020
Q3 2021

Record

Net income + $3.2 M



($1.7)
$1.5
Q3 2020
Q3 2021

Record

Adjusted net income + 72%



$3.5
$6.1
Q3 2020
Q3 2021

Record

Adjusted EBITDA +58%



$4.2
$6.7
Q3 2020
Q3 2021

($ in millions. Percent change reflects 2020 to 2021)

See reconciliations of non-GAAP results in the Appendix

Year to Date 2021 Highlights

CareCloud

Record

Revenue
+40%



$73.1
$102.1
YTD 2020
YTD 2021

Net loss
+ $8.3 M



($9.0)
($0.7)
YTD 2020
YTD 2021

Record

Adjusted net income +284%



$3.5
$13.5
YTD 2020
YTD 2021

Record

Adjusted EBITDA
+ 210%



$5.2
$16.0
YTD 2020
YTD 2021

($ in millions. Percent change reflects 2020 to 2021)

See reconciliations of non-GAAP results in the Appendix

Technology-Driven Business Solutions



YTD 2021 Revenues
Technology-driven solutions
Other healthcare IT services
Medical practice management
9%
9%
82%



YTD 2021 revenue from clients utilizing:
82%
50%
22%
10%
18%
7%
9%
2%
Technology-Driven Solutions
Other Services
Core technology components
1 or more technology components
Professional IT services
Pure revenue cycle management
Medical practice management
Other services

Revenue Growth 2017 – 2020 plus 2021 Guidance

CareCloud



($ in millions)
2017-2021 CAGR: 44%
$31.8
$50.5
$64.4
$105.1
$135-138
Range
Guidance
Actual
YTD Actual
2017
2018
2019
2020
2021 Guidance

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

Adjusted EBITDA Growth 2017 – 2020 plus 2021 Guidance

CareCloud



($ in millions)
2017-2021 CAGR: 79%
$2.3
$4.8
$8.1
$10.9
$22-25
Range
Guidance
Actual
YTD Actual
2017
2018
2019
2020
2021
Guidance

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results

See reconciliations of non-GAAP results in the Appendix

Thank you!


NASDAQ: MTBC
$12.99
Company Overview

Corporate Website	www.carecloud.com
Investor Relations	ir.carecloud.com
Investor Inquiries	Bill Korn, CFO *bkorn@carecloud.com* Matt Kreps, Darrow IR *mkreps@darrowir.com* *(214) 597-8200*

CareCloud

(formerly MTBC, Inc.)



Appendix

Non-GAAP Financial Measures Reconciliation

CareCloud

($000s) Adjusted EBITDA	2017	2018	2019	2020	YTD 2020	YTD 2021	Q3 2020	Q3 2021
Net (loss) income	**$ (5,565)**	**$ (2,138)**	**$ (872)**	**$ (8,813)**	**$ (8,968)**	**$ (686)**	**$ (1,673)**	**$ 1,505**
Provision (benefit) for income taxes	68	(157)	193	103	18	(20)	62	(232)
Net interest expense	1,307	250	121	446	352	264	130	87
Foreign exchange / other expense	(249)	(435)	827	71	(17)	167	296	70
Stock-based compensation expense	1,487	2,464	3,215	6,502	4,951	4,006	1,763	1,004
Depreciation and amortization	4,300	2,854	3,006	9,905	6,944	9,505	3,206	3,547
Transaction and integration costs	515	1,891	1,736	2,694	1,709	1,118	609	269
Loss on lease termination, restructuring, impairment & unoccupied lease charges	276	-	219	963	681	1,664	321	424
Change in contingent consideration	152	73	(344)	(1,000)	(500)	-	(500)	-
Adjusted EBITDA	**$ 2,291**	**$ 4,802**	**$ 8,101**	**$ 10,871**	**$ 5,170**	**$ 16,018**	**$ 4,214**	**$ 6,674**

($000s) Adjusted net income	2017	2018	2019	2020	YTD 2020	YTD 2021	Q3 2020	Q3 2021
Net (loss) income	**$ (5,565)**	**$ (2,138)**	**$ (872)**	**$ (8,813)**	**$ (8,968)**	**$ (686)**	**$ (1,673)**	**$ 1,505**
Foreign exchange / other expense	(249)	(435)	827	71	(17)	167	296	70
Stock-based compensation expense	1,487	2,464	3,215	6,502	4,951	4,006	1,763	1,004
Amortization of purchased intangible assets	3,393	1,828	1,877	8,127	5,751	7,079	2,690	2,768
Transaction and integration costs	515	1,891	1,736	2,694	1,709	1,118	609	269
Loss on lease termination, restructuring, impairment & unoccupied lease charges	276	-	219	963	681	1,664	321	424
Change in contingent consideration	152	73	(344)	(1,000)	(500)	-	(500)	-
Income tax expense (benefit) related to goodwill	27	(208)	80	(85)	(93)	140	7	13
Non-GAAP adjusted Net Income	**$ 36**	**$ 3,475**	**$ 6,738**	**$ 8,459**	**$ 3,514**	**$ 13,488**	**$ 3,513**	**$ 6,053**
End-of-period shares outstanding	11,530,591	11,829,758	12,237,686	13,380,245	13,136,088	14,873,411	13,136,088	14,873,411
Non-GAAP adjusted Net Income per share	**$ -**	**$ 0.29**	**$ 0.55**	**$ 0.63**	**$ 0.27**	**$ 0.91**	**$ 0.27**	**$ 0.41**